                                                                  Exhibit (h)3.1

February 25, 2004

Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA 98402

RE:      Frank Russell Investment Company Select Growth Fund
         Transfer Agency, Administrative and Advisory Fee Waiver

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as transfer agent, administrator and adviser to Frank Russell Investment Company ("FRIC"), agrees to waive, until February 28, 2005, up to the full amount of its transfer agency, administrative and advisory fees, to the extent that expenses for each of Class C, Class E, Class I and Class S exceed 2.25%, 1.40%, 0.95% and 1.15%, respectively, of the average daily net assets of each such class on an annual basis. If a waiver of advisory fees is required for any class of shares, advisory fees will be waived equally across all classes. This may result in a waiver amount that is greater than what is required to reduce total net operating expenses for each of Class C, Class E, Class I and Class S to 2.25%, 1.40%, 0.95% and 1.15%, respectively. This waiver, which supersedes any prior voluntary waiver or reimbursement arrangements, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
 MANAGEMENT COMPANY

By: /s/ Leonard P. Brennan
    ---------------------------------
    Leonard P. Brennan
    President

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY

By: /s/ Mark E. Swanson
    ---------------------------------
    Mark E. Swanson
    Treasurer

February 25, 2004

Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA 98402

RE:      Frank Russell Investment Company Select Value Fund
         Transfer Agency, Administrative and Advisory Fee Waiver

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as transfer agent, administrator and adviser to Frank Russell Investment Company ("FRIC"), agrees to waive, until February 28, 2005, up to the full amount of its transfer agency, administrative and advisory fees, to the extent that expenses for each of Class C, Class E, Class I and Class S exceed 2.25%, 1.40%, 0.95% and 1.15%, respectively, of the average daily net assets of each such class on an annual basis. If a waiver of advisory fees is required for any class of shares, advisory fees will be waived equally across all classes. This may result in a waiver amount that is greater than what is required to reduce total net operating expenses for each of Class C, Class E, Class I and Class S to 2.25%, 1.40%, 0.95% and 1.15%, respectively. This waiver, which supersedes any prior voluntary waiver or reimbursement arrangements, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
 MANAGEMENT COMPANY

By: /s/ Leonard P. Brennan
    ---------------------------------
    Leonard P. Brennan
    President

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY

By: /s/ Mark E. Swanson
    ---------------------------------
    Mark E. Swanson
    Treasurer

February 25, 2004

Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA  98402

RE: Frank Russell Investment Company Tax-Managed Mid & Small Cap Fund Advisory and Administrative Fee Waiver

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as adviser and administrator to Frank Russell Investment Company ("FRIC"), agrees to waive, until February 28, 2005, up to the full amount of its 1.03% combined advisory and administrative fees and to reimburse the Fund to the extent that Fund-level expenses for Class C exceed 2.25% and for each of Class E and Class S exceed 1.20% of the average daily net assets of that Fund on an annual basis. This waiver and reimbursement arrangement, which supersedes any prior voluntary waiver or reimbursement arrangements, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
 MANAGEMENT COMPANY

By: /s/ Leonard P. Brennan
    ---------------------------------
    Leonard P. Brennan
    President

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY

By: /s/ Mark E. Swanson
    ---------------------------------
    Mark E. Swanson
    Treasurer

February 25, 2004

Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA 98402

RE:      Frank Russell Investment Company Equity I Fund
         Transfer Agency Fee Waiver

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as transfer agent to Frank Russell Investment Company ("FRIC"), agrees to waive, until February 28, 2005, a portion of its transfer agency fees for Class Y of the Equity I Fund to the extent that transfer agency fees would affect "Other Expenses" of Class Y of the Equity I Fund by one basis point or more. This waiver, which supersedes any prior voluntary waiver or reimbursement arrangements, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
 MANAGEMENT COMPANY

By: /s/ Leonard P. Brennan
    ---------------------------------
    Leonard P. Brennan
    President

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY

By: /s/ Mark E. Swanson
    ---------------------------------
    Mark E. Swanson
    Treasurer

February 25, 2004

Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA 98402

RE:      Frank Russell Investment Company Equity Q Fund
         Transfer Agency Fee Waiver

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as transfer agent to Frank Russell Investment Company ("FRIC"), agrees to waive, until February 28, 2005, a portion of its transfer agency fees for Class Y of the Equity Q Fund to the extent that transfer agency fees would affect "Other Expenses" of Class Y of the Equity Q Fund by one basis point or more. This waiver, which supersedes any prior voluntary waiver or reimbursement arrangements, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
 MANAGEMENT COMPANY

By: /s/ Leonard P. Brennan
    ---------------------------------
    Leonard P. Brennan
    President

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY

By: /s/ Mark E. Swanson
    ---------------------------------
    Mark E. Swanson
    Treasurer

February 25, 2004

Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA 98402

RE:      Frank Russell Investment Company Equity II Fund
         Transfer Agency Fee Waiver

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as transfer agent to Frank Russell Investment Company ("FRIC"), agrees to waive, until February 28, 2005, a portion of its transfer agency fees for Class Y of the Equity II Fund to the extent that transfer agency fees would affect "Other Expenses" of Class Y of the Equity II Fund by one basis point or more. This waiver, which supersedes any prior voluntary waiver or reimbursement arrangements, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
 MANAGEMENT COMPANY

By: /s/ Leonard P. Brennan
    ---------------------------------
    Leonard P. Brennan
    President

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY

By: /s/ Mark E. Swanson
    ---------------------------------
    Mark E. Swanson
    Treasurer

February 25, 2004

Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA 98402

RE:      Frank Russell Investment Company International Fund
         Transfer Agency Fee Waiver

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as transfer agent to Frank Russell Investment Company ("FRIC"), agrees to waive, until February 28, 2005, a portion of its transfer agency fees for Class Y of the International Fund to the extent that transfer agency fees would affect "Other Expenses" of Class Y of the International Fund by one basis point or more. This waiver, which supersedes any prior voluntary waiver or reimbursement arrangements, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
 MANAGEMENT COMPANY

By: /s/ Leonard P. Brennan
    ---------------------------------
    Leonard P. Brennan
    President

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY

By: /s/ Mark E. Swanson
    ---------------------------------
    Mark E. Swanson
    Treasurer

February 25, 2004

Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA 98402

RE:      Frank Russell Investment Company Fixed Income I Fund
         Transfer Agency Fee Waiver

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as transfer agent to Frank Russell Investment Company ("FRIC"), agrees to waive, until February 28, 2005, a portion of its transfer agency fees for Class Y of the Fixed Income I Fund to the extent that transfer agency fees would affect "Other Expenses" of Class Y of the Fixed Income I Fund by one basis point or more. This waiver, which supersedes any prior voluntary waiver or reimbursement arrangements, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
 MANAGEMENT COMPANY

By: /s/ Leonard P. Brennan
    ---------------------------------
    Leonard P. Brennan
    President

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY

By: /s/ Mark E. Swanson
    ---------------------------------
    Mark E. Swanson
    Treasurer

February 25, 2004

Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA 98402

RE:      Frank Russell Investment Company Fixed Income III Fund
         Transfer Agency Fee Waiver

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as transfer agent to Frank Russell Investment Company ("FRIC"), agrees to waive, until February 28, 2005, a portion of its transfer agency fees for Class Y of the Fixed Income III Fund to the extent that transfer agency fees would affect "Other Expenses" of Class Y of the Fixed Income III Fund by one basis point or more. This waiver, which supersedes any prior voluntary waiver or reimbursement arrangements, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
 MANAGEMENT COMPANY

By: /s/ Leonard P. Brennan
    ---------------------------------
    Leonard P. Brennan
    President

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY

By: /s/ Mark E. Swanson
    ---------------------------------
    Mark E. Swanson
    Treasurer

February 25, 2004

Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA 98402

RE: Frank Russell Investment Company Conservative Strategy Fund Advisory Fee Waiver

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as adviser to Frank Russell Investment Company ("FRIC"), agrees to waive, until February 28, 2005, its 0.20% advisory fee for the Conservative Strategy Fund. This waiver, which supercedes any prior voluntary waiver or reimbursement arrangements, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
 MANAGEMENT COMPANY

By: /s/ Leonard P. Brennan
    ---------------------------------
    Leonard P. Brennan
    President

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY

By: /s/ Mark E. Swanson
    ---------------------------------
    Mark E. Swanson
    Treasurer

February 25, 2004

Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA 98402

RE:      Frank Russell Investment Company Moderate Strategy Fund
         Advisory Fee Waiver

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as adviser to Frank Russell Investment Company ("FRIC"), agrees to waive, until February 28, 2005, its 0.20% advisory fee for the Moderate Strategy Fund. This waiver, which supercedes any prior voluntary waiver or reimbursement arrangements, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
 MANAGEMENT COMPANY

By: /s/ Leonard P. Brennan
    ---------------------------------
    Leonard P. Brennan
    President

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY

By: /s/ Mark E. Swanson
    ---------------------------------
    Mark E. Swanson
    Treasurer

February 25, 2004

Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA 98402

RE:      Frank Russell Investment Company Balanced Strategy Fund
         Advisory Fee Waiver

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as adviser to Frank Russell Investment Company ("FRIC"), agrees to waive, until February 28, 2005, its 0.20% advisory fee for the Balanced Strategy Fund. This waiver, which supercedes any prior voluntary waiver or reimbursement arrangements, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
 MANAGEMENT COMPANY

By: /s/ Leonard P. Brennan
    ---------------------------------
    Leonard P. Brennan
    President

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY

By: /s/ Mark E. Swanson
    ---------------------------------
    Mark E. Swanson
    Treasurer

February 25, 2004

Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA 98402

RE:      Frank Russell Investment Company Aggressive Strategy Fund
         Advisory Fee Waiver

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as adviser to Frank Russell Investment Company ("FRIC"), agrees to waive, until February 28, 2005, its 0.20% advisory fee for the Aggressive Strategy Fund. This waiver, which supercedes any prior voluntary waiver or reimbursement arrangements, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
 MANAGEMENT COMPANY

By: /s/ Leonard P. Brennan
    ---------------------------------
    Leonard P. Brennan
    President

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY

By: /s/ Mark E. Swanson
    ---------------------------------
    Mark E. Swanson
    Treasurer

February 25, 2004

Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA 98402

RE: Frank Russell Investment Company Equity Aggressive Strategy Fund Advisory Fee Waiver

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as adviser to Frank Russell Investment Company ("FRIC"), agrees to waive, until February 28, 2005, its 0.20% advisory fee for the Equity Aggressive Strategy Fund. This waiver, which supercedes any prior voluntary waiver or reimbursement arrangements, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
 MANAGEMENT COMPANY

By: /s/ Leonard P. Brennan
    ---------------------------------
    Leonard P. Brennan
    President

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY

By: /s/ Mark E. Swanson
    ---------------------------------
    Mark E. Swanson
    Treasurer

February 25, 2004

Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA 98402

RE: Frank Russell Investment Company Tax-Managed Global Equity Fund Advisory Fee Waiver

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as adviser to Frank Russell Investment Company ("FRIC"), agrees to waive, until February 28, 2005, its 0.20% advisory fee for the Tax-Managed Global Equity Fund. This waiver, which supercedes any prior voluntary waiver or reimbursement arrangements, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
 MANAGEMENT COMPANY

By: /s/ Leonard P. Brennan
    ---------------------------------
    Leonard P. Brennan
    President

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY

By: /s/ Mark E. Swanson
    ---------------------------------
    Mark E. Swanson
    Treasurer

February 25, 2004

Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA 98402

RE:      Frank Russell Investment Company Money Market Fund
         Advisory and Administrative Fee Waiver

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as adviser and administrator to Frank Russell Investment Company ("FRIC"), agrees to waive, until February 28, 2005, 0.15% of its 0.25% combined advisory and administrative fees for the Money Market Fund. This waiver, which supersedes any prior voluntary waiver or reimbursement arrangements, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
 MANAGEMENT COMPANY

By: /s/ Leonard P. Brennan
    ---------------------------------
    Leonard P. Brennan
    President

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY

By: /s/ Mark E. Swanson
    ---------------------------------
    Mark E. Swanson
    Treasurer